Exhibit 99.1

GLAXOSMITHKLINE AND PHARMACOPEIA ENTER INTO DRUG DISCOVERY AND DEVELOPMENT ALLIANCE

Broad Alliance is First for GSK’s Recently Established Center of Excellence for External Drug Discovery

Philadelphia, PA, Princeton, NJ and London, UK, March 30, 2006 – Pharmacopeia (NASDAQ: PCOP), an innovator in the discovery and development of novel small molecule therapeutics, and GlaxoSmithKline (NYSE: GSK), a leading global pharmaceutical company, today announced the formation of a new drug discovery and development alliance. GSK, through its recently established Center of Excellence for External Drug Discovery (CEEDD), and Pharmacopeia will collaborate to deliver clinically validated therapeutic candidates to GSK’s global research and development organization.

The aim of the alliance is for Pharmacopeia to discover active molecules and bring them forward to clinical proof of concept, yielding novel candidates in broad therapeutic areas. GSK will have exclusive options to conduct Phase III clinical trials and to commercialize pharmaceutical products from the collaboration on a worldwide basis. Pharmacopeia will retain rights to programs for which GSK does not exercise its option.

Maxine Gowen, Ph.D., Senior Vice President of GSK and head of the Center of Excellence for External Drug Discovery at GSK stated, “The Pharmacopeia relationship exemplifies a new collaborative model for GSK. Through the CEEDD we will ally GSK’s understanding of medical needs with biotech innovation to bring new medicines to patients. At the same time as GSK provides its broad experience, Pharmacopeia brings its unique perspective that, consistent with the CEEDD’s mission, adds to our internal capabilities. We are very pleased to be able to announce the Pharmacopeia alliance as the first new collaboration for the CEEDD.”

Under the terms of the agreement, Pharmacopeia will receive $15 million in cash payments from GSK. In addition, each drug development program pursued under the alliance will be subject to success-based milestone payments totaling up to $83 million for a successful program and a double digit royalty. In connection with the alliance, GSK also receives warrants to purchase Pharmacopeia stock at a 25% premium to the trailing 30-day closing price average at the commencement of the alliance.

 “The right pharma collaborators – and GSK is clearly one of the best – can contribute exquisitely to our strategy of forward integrating to clinical validation and managing the risks and returns of drug discovery and development,” said Les Browne, Ph.D., President and Chief Executive Officer of Pharmacopeia. “This new alliance with GSK’s CEEDD, which is unlike anything we have done previously, is structured to leverage the existing capabilities at Pharmacopeia for discovery as well as evolving our development capabilities. Importantly, commensurate with our taking compounds further along in the development pipeline, the economics of the alliance reward us appropriately for success.”

About The CEEDD

GlaxoSmithKline is enhancing the way it discovers and develops drugs by creating a small dedicated team who will feed the GSK pipeline solely through the efforts of its external partnerships. The CEEDD (Center of Excellence for External Drug Discovery) was formed as further validation of GSK’s strategy to create small, independent and accountable R&D teams (Centers of Excellence for Drug Discovery or CEDDs). In essence, the CEEDD will ‘virtualize’ a portion of the GSK pipeline; namely, from Target to Clinical PoC, by forming multiple risk-sharing/reward-sharing alliances. Capitalizing on the speed and efficiency of its partners will allow GSK to deliver pharmaceuticals products faster to patients.

About GlaxoSmithKline

GlaxoSmithKline – one of the world’s leading research-based pharmaceutical and healthcare companies – is committed to improving the quality of human life by enabling people to do more, feel better and live longer.

About Pharmacopeia

Pharmacopeia is committed to creating and delivering novel therapeutics to address significant medical needs using proprietary technologies and processes. The Company is advancing multiple internal programs towards validation in clinical trials. Pharmacopeia’s later stage portfolio currently comprises multiple partnered programs that have been advanced into clinical trials with further programs in late-stage preclinical development. The Company also has several internal programs in advanced preclinical optimization and multiple partnered programs in discovery that are expected to drive the Company’s clinical portfolio in the future.

Contact:
Michio Soga
Executive Vice President and Chief Financial Officer
Pharmacopeia
(609) 452-3643
irreq@pcop.com

Cautionary statement regarding forward-looking statements

Under the safe harbor provisions of the US Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company, including those made in this Announcement, are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Factors that may affect the Group’s operations are described under ‘Risk Factors’ in the Operating and Financial Review and Prospects in the company’s Annual Report on Form

20-F for 2005.

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This press release, and oral statements made with respect to information contained in this press release, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s ability to successfully perform under its new collaboration with GlaxoSmithKline, the planned cessation of full-time employee funding from Pharmacopeia’s existing collaborations with Schering-Plough, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaboration with N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia’s ability to build its pipeline of novel drug candidates, through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-K filed on March 20, 2006 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this press release and oral statements made with respect to information contained in this press release are qualified entirely by the cautionary statements included in this press release and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this press release. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.